EXECUTION VERSION

SECOND AMENDMENT TO THE
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This SECOND AMENDMENT TO THE AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 21, 2023, is entered into by and among the following parties:
(i)MOOG RECEIVABLES LLC, a Delaware limited liability company, as Seller;
(ii)MOOG INC., a New York corporation (“Moog”), in its individual capacity (“Moog”) and as initial Master Servicer (in such capacity, together with its successors and assigns in such capacity, the “Master Servicer”);
(iii)WELLS FARGO BANK, N.A., as a Purchaser; and
(iv)WELLS FARGO BANK, N.A., as Administrative Agent.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.
BACKGROUND
The parties hereto have entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of November 4, 2021 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”) and desire to amend the Receivables Purchase Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A.
SECTION 2.Representations and Warranties of the Seller and Master Servicer. Each of the Seller and the Master Servicer hereby represents and warrants, as to itself, to each Purchaser Party, as follows:
(a)Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date.
(b)Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitutes its legal, valid and binding obligation enforceable against such Person in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws from time to time in effect affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c)No Termination Event. No Event of Termination or Unmatured Event of Termination has occurred and is continuing, and no Event of Termination or Unmatured Event of Termination would result from this Amendment.
SECTION 3.Effect of Amendment. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
SECTION 4.Effectiveness. This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt counterparts of this Amendment, executed by each of the parties hereto.
SECTION 5.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Purchase Agreement.
SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by electronic means shall be equally effective as delivery of an originally executed counterpart.
SECTION 8.GOVERNING LAW. THIS AMENDMENT INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 9.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.
[Signature pages follow]

751382379 21691544	2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
MOOG RECEIVABLES LLC,
as Seller

By: /s/ Christopher P. Donnini
Name: Christopher P. Donnini
Title: Treasurer

MOOG INC.,
individually and as Master Servicer

By: /s/ Christopher P. Donnini
Name: Christopher P. Donnini
Title: Treasurer

    S-1    Second Amendment to the
         Amended and Restated Receivables Purchase Agreement
        (Moog Receivables LLC)

751382379 21691544

WELLS FARGO BANK, N.A.,
as Administrative Agent

By: /s/ Michael J. Landry
Name:     Michael J. Landry
Title: Director

WELLS FARGO BANK, N.A,
as Purchaser

By: /s/ Michael J. Landry
Name:     Michael J. Landry
Title: Director
    S-2    Second Amendment to the
         Amended and Restated Receivables Purchase Agreement
        (Moog Receivables LLC)

751382379 21691544

EXHIBIT A
AMENDMENTS TO RECEIVABLES PURCHASE AGREEMENT
(Attached)
        Second Amendment to the
         Amended and Restated Receivables Purchase Agreement
        (Moog Receivables LLC)

751382379 21691544